Supplement dated June 16, 2003
                         to the following prospectuses:

       American Express Innovations(SM) Variable Annuity dated May 1, 2003
                                (45273 D (5/03))

  American Express Innovations(SM) Classic Variable Annuity dated May 1, 2003
                                (45281 C (5/03))

       American Express FlexChoice(SM) Variable Annuity dated May 1, 2003
                                (45271 D (5/03))

        American Express Signature Variable Annuity(R) dated May 1, 2003
                                (43444 G (5/03))

      American Express(R) Signature One Variable Annuity dated May 1, 2003
                                (240192 (5/03))

This supplements the above referenced prospectuses, dated May 1, 2003, for the individual flexible premium deferred combination fixed/variable annuity contracts (the "contracts") issued by American Enterprise Life Insurance Company (the "Company"). The changes described below do not apply to FlexChoice Option C contracts.

Effective as of June 16, 2003, there are limitations to new purchasers of the contracts offered pursuant to these prospectuses. The contracts provide for allocation of purchase payments to the subaccounts of the variable account, to the GPAs (if applicable) and/or to the one-year fixed account. For newly issued contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs (if applicable) and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

The contracts also allow owners to transfer contract values between the subaccounts, or from the subaccounts to the GPAs (if applicable) and the one-year fixed account. The contracts also state that we may limit or modify transfer privileges at any time. For newly issued contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs (if applicable) and the one-year fixed account cannot result in the value of the GPAs (if applicable) and the one-year fixed account in total being greater than 30% of contract value.

The contracts also state that you are able to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums), and that we will not accept requests for transfers from the one-year fixed account at any other time. For newly issued contracts with applications signed on or after June 16, 2003, we will enforce this contractual provision and impose the following modification to the transfer privilege: transfers out of the one-year fixed account (and the GPAs, if applicable) will be limited to 30% of the one-year fixed account and GPA values at the beginning of the contract year or $10,000, whichever is greater.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

45273-3 C (6/03)